UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): September 22, 2025

VERITEX HOLDINGS, INC.
(Exact name of Registrant as specified in its charter)

Texas	001-36682	27-0973566
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

8214 Westchester Drive, Suite 800
Dallas, Texas 75225
(Address of principal executive offices)

(972) 349-6200
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	VBTX	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

Veritex Holdings, Inc. (“Veritex”) held a special meeting of its shareholders (the “Special Shareholder Meeting”) on Monday, September 22, 2025, virtually, to consider and vote on the matters related to the Company’s proposed merger with Huntington Bancshares Incorporated (“Huntington”) as disclosed in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on August 15, 2025. The results of the items voted on at the Special Shareholder Meeting are as follows:

Proposal 1 – Veritex Merger Proposal

To approve the merger of Veritex with and into Huntington, as contemplated by the Agreement and Plan of Merger, dated as July 13, 2025, by and between Huntington and Veritex, under which Veritex will merge with and into Huntington, with Huntington as the surviving corporation. The table below contains a summary of the number of votes for, votes withheld and votes abstained for this proposal:

Votes For	Votes Against	Abstentions
44,263,668	9,700	24,457

Proposal 2 - Veritex Compensation Proposal

To approve, on an advisory (non-binding) basis, the merger-related named executive officer compensation that will or may be paid to Veritex's named executive officers in connection with the merger. The table below contains a summary of the number of votes for, votes against and votes abstained for this proposal:

Votes For	Votes Against	Abstentions
35,806,269	8,015,286	476,270

Proposal 3 – Veritex Adjournment Proposal

To approve a proposal to adjourn the Special Shareholder Meeting of Veritex shareholders, if necessary or appropriate, to permit further solicitation of additional proxies if, and immediately prior to such adjournment, there are not sufficient votes at the time of the Veritex special meeting to approve Proposal 1, the Veritex merger proposal, or to ensure that any supplement or amendment to the Merger Proxy Statement is timely provided to holders of Veritex common stock. Although Proposal 3 was approved, the adjournment of the Special Shareholder Meeting was not necessary because Veritex’s shareholders approved Proposal 1. The table below contains a summary of the number of votes for, votes against and votes abstained for this proposal:

Votes For	Votes Against	Abstentions
43,253,950	630,531	413,344

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Veritex Holdings, Inc.

By:	/s/ C. Malcolm Holland, III
C. Malcolm Holland, III
Chairman and Chief Executive Officer
Date:	9/23/2025